Crawford & Company Second Quarter 2022 Earnings Conference Call CRD-A & CRD-B (NYSE)

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Continued margin pressures impacting profitability  Second Quarter 2022 Fueled by our strategic investments in the business, Crawford delivered its fifth consecutive quarter of double-digit revenue growth Our strategy execution continues to bear favorable results We generated revenue growth across all of our businesses, especially in North America Loss Adjusting and Platform Solutions Growth momentum continued in Broadspire, aided by new business wins and the expansion of our existing client base International Operations making steady progress on path to recovery, particularly in Australia and Latin America Key Highlights Q2 2022 GAAP METRICS $0.12 CRD-A & CRD-B EPS $5.8M Net Income $293.3M Revenues We are acutely focused on converting our topline success into operating earnings expansion and cash flow improvement to accelerate profitability across the business

Ensuring our top line success translates into expanded profitability to support our long-term growth strategy Our Roadmap to Drive Margin Improvement Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains 4 3 1 2 ORGANIC DIGITAL that simplifies QUALITY that sets the industry benchmark EXPERTISE that is deep and eminent INORGANIC Long-term Growth Strategy ADJACENCIES Bolster presence in P&C ecosystem and deepen customer wallet share GEOGRAPHIES P&C market growth and claims outsourcing tailwinds SCALE Existing businesses to drive margin improvement

We’re committed to employing a disciplined approach to capital allocation Investing in long-term growth through Cap Ex and M&A  Share buyback program Purchased an additional 1.4M shares of CRD-A and CRD-B in Q2 2022 Our Capital Allocation Strategy Acquire adjacent services to bolster presence in property claim ecosystem Bolster technical capabilities by attracting top-tier technical adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Our M&A Approach

Corporate Strategy Overview

7

Impact Across Our Global Service Lines (GSLs)

Second Quarter 2022 Performance

Service Line	Highlights	Q2 Results
North America Loss Adjusting *23% of total Q2 revenues*	• Q2 revenue growth of 17.0% over prior year, driven by new client wins in large and complex business as well as strong pricing • Onboarded 70 specialist adjusters year to date, progressing toward our three-year goal of recruiting 200 specialists	Q2 Revenues **$65.8M** Q2 OE[1] **$2.7M**
International Operations *32% of total Q2 revenues*	• Q2 revenue growth of 2.7% over prior year • Margin pressures continue to impact certain business lines in the U.K., Europe and Asia • Approximately 15,000 cases received in Australia due to flooding event for which revenues are expected in future quarters as services are performed	Q2 Revenues **$93.7M** Q2 OE **$(0.7M)**
Broadspire (US-only) *27% of total Q2 revenues*	• Q2 revenue growth of 5.5% over prior year • Secured new business wins in casualty, disability, and accident and health (A&H) claims	Q2 Revenues **$80.1M** Q2 OE **$7.7M**
Platform Solutions (US-only) *18% of total Q2 revenues*	• Q2 revenue growth of 21.9% over prior year, driven by Praxis and Networks • Margin pressures were driven by a shift in the mix of revenues to the Networks business	Q2 Revenues **$53.7M** Q2 OE **$4.6M**

Crawford

(1) "OE" refers to Operating Earnings

Net Promoter Score NPS remains at a healthy level of 48 Actively looking for opportunities to improve our score Added $23.3 million in new and enhanced business in Q2 2022 New and Renewal Business Activity¹ Retained 94% of our US Broadspire business year to date Increasing market share with key carrier clients 8 Customer Excellence Exceeded pre-pandemic client service delivery levels (1) Estimated new and enhanced revenue won during 2022 48 NPS 94% a Retained US Broadspire business New and enhanced business won $23.3M

Environmental, Social and Governance We are continuing to look for opportunities across our enterprise to become more socially responsible and are increasingly integrating ESG best practices into our operations Diversity, Equity, and Inclusion Corporate Governance 55% WOMEN REPRESENTATION GLOBALLY 50% 25% 32% COUNTRY PRESIDENT ROLES EXECUTIVE LEVEL SENIOR LEVEL 16% OF U.S. EMPLOYEES ARE BLACK OR AFRICAN AMERICAN WOMAN NON-EXECUTIVE BOARD CHAIR 20% 30%+ REPRESENTATION OF WOMEN & MINORITIES ON MANAGEMENT TEAM REPRESENTATION OF WOMEN ON BOARD 30% 4% higher than U.S. Bureau of Labor Statistics national average Highlights: In Q2, we achieved two key milestones: Published inaugural Global Citizenship Report: “Stronger Together” Promoted Nidhi Verma to Chief People and ESG Officer Co-leading our continuing cultural transformation across the organization Link to the 2021 Global Citizenship Report REPRESENTATION OF MINORITIES ON BOARD

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 11 Second Quarter 2022 Financial Summary Quarter Ended June 30, June 30, ($ in millions, except per share amounts) 2022 2021 % Change Revenues $293.3 $267.5 10% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $299.6 $267.5 12% Net Income Attributable to Shareholders of Crawford & Company $5.8 $11.8 (51)% Diluted Earnings per Share CRD-A $0.12 $0.22 (45)% CRD-B $0.12 $0.22 (45)% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.15 $0.25 (40)% CRD-B $0.16 $0.26 (38)% Adjusted Operating Earnings 1 $12.9 $19.6 (34)% Adjusted Operating Margin 1 4.4% 7.3% (290bps) Adjusted EBITDA 1 $21.8 $29.0 (25%) Adjusted EBITDA Margin 1 7.4% 10.8% (340bps)

North America Loss Adjusting Q2 Highlights Q2 revenue growth of 17.0% over prior year, driven by new client wins in large and complex business as well as strong pricing Onboarded 70 specialist adjusters year to date, progressing toward our three-year goal of recruiting 200 specialists Operating Results  (2Q 2022 v. 2Q 2021) Revenues of $65.8 million versus $56.2 million Constant dollar revenues of $66.7 million Gross profit of $11.2 million versus $11.3 million Gross profit margin of 17.0% versus 20.0% Operating earnings of $2.7 million versus $3.1 million Operating margin of 4.1% versus 5.5% Three months ended (in thousands, except percentages) June 30, 2022 June 30, 2021 Variance Revenues $65,775 $56,212 17.0% Direct expenses 54,586 44,943 21.5% Gross profit 11,189 11,269 (0.7)% Indirect expenses 8,494 8,188 3.7% Operating earnings $2,695 $3,081 (12.5)% Gross profit margin 17.0% 20.0% (3.0)% Operating margin 4.1% 5.5% (1.4)% Total cases received 76,419 63,818 19.7% Full time equivalent employees 2,012 1,721 16.9%

International Operations Q2 Highlights Q2 revenue growth of 2.7% over prior year Margin pressures continue to impact certain business lines in the U.K., Europe and Asia Approximately 15,000 cases received in Australia due to flooding event for which revenues are expected in future quarters as services are performed Operating Results (2Q 2022 v. 2Q 2021) Revenues of $93.7 million versus $91.3 million Constant dollar revenues of $99.0 million Gross profit of $13.5 million versus $13.9 million Gross profit margin of 14.4% versus 15.2% Operating loss of ($0.7) million versus earnings of $2.1 million Operating margin of (0.8%) versus 2.3% Three months ended (in thousands, except percentages) June 30, 2022 June 30, 2021 Variance Revenues $93,710 $91,269 2.7% Direct expenses 80,218 77,391 3.7% Gross profit 13,492 13,878 (2.8)% Indirect expenses 14,199 11,752 20.8% Operating (loss) earnings $(707) $2,126 (133.3)% Gross profit margin 14.4% 15.2% (0.8)% Operating margin (0.8)% 2.3% (3.1)% Total cases received 147,297 124,246 18.6% Full time equivalent employees 3,605 3,509 2.7%

Broadspire Q2 Highlights Q2 revenue growth of 5.5% over prior year Secured new business wins in casualty, disability, and accident and health (A&H) claims Operating Results  (2Q 2022 v. 2Q 2021) Revenues of $80.1 million versus $75.9 million Gross profit of $17.7 million versus $16.3 million Gross profit margin of 22.1% versus 21.4% Operating earnings of $7.7 million versus $6.6 million Operating margin of 9.6% versus 8.7% Three months ended (in thousands, except percentages) June 30, 2022 June 30, 2021 Variance Revenues $80,114 $75,902 5.5% Direct expenses 62,383 59,639 4.6% Gross profit 17,731 16,263 9.0% Indirect expenses 10,064 9,693 3.8% Operating earnings $7,667 $6,570 16.7% Gross profit margin 22.1% 21.4% 0.7% Operating margin 9.6% 8.7% 0.9% Total cases received 139,123 120,961 15.0% Full time equivalent employees 2,463 2,226 10.6%

Platform Solutions Q2 Highlights Q2 revenue growth of 21.9% over prior year, driven by Praxis and Networks Margin pressures driven by a shift in the mix of revenues to the Networks business Operating Results (2Q 2022 v. 2Q 2021) Revenues of $53.7 million versus $44.1 million Gross profit of $9.9 million versus $12.9 million Gross profit margin of 18.3% versus 29.3% Operating earnings of $4.6 million versus $9.1 million Operating margin of 8.6% versus 20.6% Three months ended (in thousands, except percentages) June 30, 2022 June 30, 2021 Variance Revenues $53,746 $44,074 21.9% Direct expenses 43,895 31,143 40.9% Gross profit 9,851 12,931 (23.8)% Indirect expenses 5,255 3,840 36.8% Operating earnings $4,596 $9,091 (49.4)% Gross profit margin 18.3% 29.3% (11.0)% Operating margin 8.6% 20.6% (12.0)% Total cases received 117,867 107,182 10.0% Full time equivalent employees 1,224 964 27.0%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $1.4 million in 2022 compared to $1.2 million in the prior year period Primary components of this variance were a Canada Emergency Wage Subsidy ("CEWS") benefit in 2021 (not present in 2022), partially offset by a decrease in  other unallocated costs Canada Emergency Wage Subsidy No benefit from CEWS in 2022, compared to a benefit of $2.2 million in the prior year period recorded between North America Loss Adjusting and Unallocated Corporate Costs Share Repurchases Repurchased 2,656,474  shares of CRD-A and 963,472  shares of CRD-B at an average cost per share of $7.41 and $7.32, respectively during 2022 Total cost of share repurchases during 2022 was $26.7 million Acquisition At the beginning of the quarter, we purchased certain assets of R.P. van Dijk in the Netherlands The total purchase price included the upfront payment of $4.3 million in cash, with a maximum payout of $2.2 million structured as a two-year earnout

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) June 30,  2022 December 31, 2019 December 31,  2021 December 31, 2018 Change Change Cash and cash equivalents $ 46,254 $ 53,228 $ (6,974) Accounts receivable, net 129,162 134,458 (5,296) Unbilled revenues, net 141,879 118,722 23,157      Total receivables 271,041 253,180 17,861 Goodwill 114,801 116,526 (1,725) Intangible assets arising from business acquisitions, net 94,686 97,571 (2,885) Deferred revenues 53,966 55,905 (1,939) Pension liabilities 12,578 17,892 (5,314) Short-term borrowings and current portion of finance leases 39,776 10,704 29,072 Long-term debt, less current portion 214,409 164,315 50,094      Total debt 254,185 175,019 79,169 Total stockholders' equity attributable to Crawford & Company 185,387 211,965 (26,215) Net debt 1 207,931 121,791 86,140

18 Net Debt and Pension Liability $207.9 million $12.6 million Net debt at $207.9 million Pension liability at $12.6 million $106.4 million $105.2 million Leverage Ratio of 2.47x EBITDA at end of Q2 2022 Funded Ratio of 93.8% at end of Q2 2022

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow For the period ended June 30, Unaudited ($ in thousands) 2022 2019 2021 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 10,926 $ 17,844 $ (6,918) Depreciation and Other Non-Cash Operating Items 21,932 24,498 (2,566) (Gain) Loss on Disposals of Property and Equipment, net (1,544) 6 (1,550) Contingent Earnout Adjustments 2,359 — 2,359 Billed Receivables Change 1,241 3,111 (1,870) Unbilled Receivables Change (27,557) (7,026) (20,531) Change in Accrued Compensation, 401K, and Other Payroll (16,647) (12,324) (4,323) Change in Accrued and Prepaid Income Taxes (5,275) (7,424) 2,149 Other Working Capital Changes 2,138 (3,229) 5,367 U.S. and U.K. Pension Contributions (325) (4,924) 4,599 Cash Flows from Operating Activities (12,752) 10,532 (23,284) Property & Equipment Purchases, net (3,123) (2,210) (1,003) Capitalized Software (internal and external costs) (12,561) (10,083) (2,478) Free Cash Flow1 $ (28,436) $ (1,671) $ (26,765)

20 10,000+ 50,000+ 70 $18B+ employees Field Resources countries claims managed annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions. 20

Appendix: Non-GAAP Financial Information 21

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets and contingent earnout adjustments, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) June 30, 2022   June 30, 2021   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 174,961 59.6% $ 155,714 58.2%   U.K. GBP 33,402 11.4% 34,280 12.8%   Canada CAD 24,674 8.4% 20,337 7.6%   Australia AUD 23,643 8.1% 27,497 10.3%   Europe EUR 24,016 8.2% 14,145 5.3%   Rest of World Various 12,650 4.3%   15,484 5.8%   Total Revenues, before reimbursements $ 293,345 100.0% $ 267,457 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Revenues Before Reimbursements Total Revenues $ 303,651 $ 276,545 Reimbursements (10,306) (9,088) Revenues Before Reimbursements 293,345 267,457 Costs of Services Provided, Before Reimbursements Total Costs of Services 228,440 202,245 Reimbursements (10,306) (9,088) Costs of Services Provided, Before Reimbursements $ 218,134 $ 193,157 Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Operating Earnings: North America Loss Adjusting $ 2,695 $ 3,081 International Operations (707) 2,126 US Broadspire 7,667 6,570 Platform Solutions 4,596 9,091 Unallocated corporate and shared costs and credits, net (1,373) (1,248) Consolidated Operating Earnings 12,878 19,620 (Deduct) Add: Net corporate interest expense (1,780) (1,213) Stock option expense (130) (264) Amortization expense (2,060) (2,750) Contingent earnout adjustments (303) — Income tax provision (2,768) (3,590) Net income attributable to noncontrolling interests (7) (23) Net Income Attributable to Shareholders of Crawford & Company $ 5,830 $ 11,780

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net income attributable to shareholders of Crawford & Company $ 5,830 $ 11,780 Add: Depreciation and amortization 9,356 10,464 Stock-based compensation 1,750 1,954 Net corporate interest expense 1,780 1,213 Contingent earnout adjustments 303 — Income tax provision 2,768 3,590 Adjusted EBITDA $ 21,787 $ 29,001

Reconciliation of Non-GAAP Items (cont.) Net Debt June 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2022 2019 2021 2018 Net Debt Short-term borrowings $ 39,718 $ 10,643 Current installments of finance leases and other obligations 58 61 Long-term debt and finance leases, less current installments 214,409 164,315 Total debt 254,185 175,019 Less: Cash and cash equivalents 46,254 53,228 Net debt $ 207,931 $ 121,791

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) June 30, 2022 December 31, 2019 June 30, 2021 December 31, 2018 Segment gross profit: North America Loss Adjusting $ 11,189 $ 11,269 International Operations 13,492 13,878 US Broadspire 17,731 16,263 Platform Solutions 9,851 12,931 Segment gross profit 52,263 54,341 Segment indirect costs: North America Loss Adjusting (8,494) (8,188) International Operations (14,199) (11,752) US Broadspire (10,064) (9,693) Platform Solutions (5,255) (3,840) Unallocated corporate and shared costs, net (1,373) (1,248) Consolidated operating earnings 12,878 19,620 Net corporate interest expense (1,780) (1,213) Stock option expense (130) (264) Amortization expense (2,060) (2,750) Contingent earnout adjustments (303) — Income tax provision (2,768) (3,590) Net (income) loss attributable to noncontrolling interests (7) (23) Net income attributable to shareholders of Crawford & Company $ 5,830 $ 11,780

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Reconciliation of Second Quarter Non-GAAP Results

Three Months Ended June 30, 2022

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share[1]
GAAP	$ 293,345	$ 12,878	$ 8,605	$ 5,830	$ 0.12	$ 0.12
Adjustments:						
Amortization of intangible assets	—	—	2,060	1,545	0.03	0.03
Contingent earnout adjustments	—	—	303	224	0.00	0.00
Non-GAAP Adjusted	$ 293,345	$ 12,878	$ 10,968	$ 7,599	$ 0.15	$ 0.16

Three Months Ended June 30, 2021

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share[1]	Diluted Earnings per CRD-B Share
GAAP	$ 267,457	$ 19,620	$ 15,393	$ 11,780	$ 0.22	$ 0.22
Adjustments:						
Amortization of intangible assets	—	—	2,750	2,063	0.04	0.04
Non-GAAP Adjusted	$ 267,457	$ 19,620	$ 18,143	$ 13,843	$ 0.25	$ 0.26

Crawford

(1) Sum of reconciling items may differ from total due to rounding of individual components